Acquisition	9 Months Ended
Jul. 31, 2025
Text Block [Abstract]
Acquisition
Note 13: Acquisition
Burgundy Asset Management Ltd.
On June 19, 2025, we announced a definitive agreement to acquire Burgundy Asset Management Ltd. (Burgundy), a leading independent wealth manager, providing discretionary investment management for private clients, foundations, endowments, pensions and family offices. The purchase price is $625 million, payable in shares of a wholly-owned subsidiary of BMO that are exchangeable into
BMO common shares, including a $125 million holdback to be paid subject to Burgundy maintaining certain assets under management 18 months post-closing. An earn-out
component may also be paid in the future based on the achievement of certain growth targets. The acquisition is subject to regulatory approvals and is expected to close by the end of calendar 2025. Burgundy will form part of the BMO Wealth Management reporting segment. The impact of this acquisition is not expected to be material to the bank.